UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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POINT THERAPEUTICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POINT THERAPEUTICS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Date:	Tuesday, June 20, 2006
Time:	10:30 a.m.
Place:	Ropes & Gray LLP One International Place, 36th Floor Boston, MA 02110
Purpose:	We are holding the annual meeting for stockholders to consider the following:
• To elect seven members to the Board of Directors to hold office until the next Annual Meeting of Stockholders.
• Action on any other matter that may be properly brought before the meeting.

Only stockholders of record at the close of business on April 28, 2006 will be entitled to vote at the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES PRESENTED

Proxy Material Mailing Date:

May 17, 2006
By order of the Board of Directors,

Michael P. Duffy,
Senior Vice President, General Counsel and Secretary

GENERAL INFORMATION ABOUT VOTING

Our Board of Directors is soliciting proxies for the 2006 Annual Meeting of Stockholders (the “Meeting”). This proxy statement explains the agenda, voting information and procedures. Please read it carefully.

In this Proxy Statement, all references to “the Company”, “Point”, “we”, “us”, and “our” refer to Point Therapeutics, Inc. and any of its subsidiaries. The Company’s corporate offices are located at 155 Federal Street, Boston, MA  02110.

Who can vote.   Only stockholders of record of Point common stock (“Point Stock” or “our common stock”) at the close of business on April 28, 2006 can vote at the Meeting.

Quorum.   In order to hold and complete the business of the annual meeting, we must have a majority of the votes entitled to be cast represented in person or by proxy at the meeting. On our record date, April 28, 2006, we had outstanding and entitled to vote 32,763,059 shares, ($0.01 par value) of our common stock. With respect to all matters that will come before the Meeting, each share is entitled to one vote.

Voting Procedures—Stockholders of Record and Beneficial Owners.   You are a stockholder of record if your shares of our common stock are registered directly in your own name with our transfer agent, American Stock Transfer and Trust Company, Inc. (“AST”). You are a beneficial owner if a brokerage firm, bank, trustee or other agent (called a “nominee”) holds your stock. This is often called ownership in “street name” because your name does not appear in the records of AST.

How to vote your shares.   You may vote in one of four ways. First, you may vote by completing, signing, dating and mailing your proxy card in the envelope provided. Second, you may vote on the Internet by (i) following the instructions on the proxy ballot form mailed to you, or (ii) going to www.voteproxy.com and, using your proxy ballot form, following the online instructions. Third, you may vote by telephone by using a touch-tone telephone and calling 1-800-PROXIES. Delaware law permits electronic submission of proxies. You will need your proxy card in hand when voting on the Internet or by phone. Fourth, you may vote in person at the meeting. If your shares are held in nominee name, you must request a legal proxy from your nominee as proof of ownership in order to vote in person at the Meeting.

How you may revoke your proxy instructions.   You may revoke or amend your proxy at any time before it is voted at the annual meeting by writing to us directly, submitting a new proxy with a later date by mail, over the telephone or on the Internet, or by attending the Meeting and voting in person.

What if you receive more than one proxy card?   This means that you may have more than one account at AST and/or with a nominee. Your proxy card lists the number of shares you are voting. Please vote the shares on all proxy cards.

We recommend you consolidate your holdings under the same name, address and tax identification number, if possible. This will eliminate some duplication of mailings and reduce our costs. Please contact your nominee to consolidate accounts, or our transfer agent, AST, at (800) 937-5449.

How your votes are counted.   Directors will be elected by a plurality of votes cast. If you are a stockholder of record and you vote “abstain” or “withhold” on any proposal, your shares will not be voted on that proposal and will not be counted as votes cast in the final tally of votes on that proposal. However, your shares will be counted for purposes of determining whether a quorum is present. If you are a beneficial owner and indicate that you wish to abstain from voting on a proposal or withhold authority to vote for one or more nominees for director, your nominee will so indicate in the vote submitted to us.

Under stock exchange rules, a nominee may not vote on “non-routine” matters without receiving your specific voting instructions. This is called a “broker non-vote.” At the annual meeting, your nominee will not be able to submit a vote on any matter brought unless it receives your specific instructions. The nominee will be able to vote on the other matters if it does not receive your instructions.

Discretionary authority.   Subject to the rules related to voting by brokers described above, if you sign and return your proxy card or vote electronically or by telephone without making any specific selections, your shares will be voted in the manner recommended by the board of directors. If other matters properly come before the annual meeting, the persons named on the proxy card, or designated by electronic or telephonic vote, will have the authority to vote on those matters for you as they determine. At this time, we are not aware of any matters that will come before the annual meeting other than those disclosed in this proxy statement.

Costs of solicitation.   The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. The Company has retained AST to assist in furnishing information to stockholders for a fee of approximately $8,000 plus reasonable out of pocket expenses. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock of Point beneficially owned by others to forward to beneficial owners. Point may reimburse persons representing beneficial owners of common stock for their costs of forwarding solicitation materials to beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, telegram or personal solicitation by directors, officers or other regular employees of Point or, at the Company’s request, AST. In addition, the Company in its discretion may from time to time hire paid professional proxy solicitors. No additional compensation will be paid to directors, officers or other regular employees for these services.

Results of the voting.   We plan to post voting results on the Investor Relations page of our corporate Website at www.pther.com shortly after the meeting. We will also publish the results in our Quarterly Report on Form 10-Q that we will file with the Securities and Exchange Commission (“SEC”) in August 2006.

Annual meeting to be broadcast on our Website.   The annual meeting will be broadcast live over the Internet at our corporate Website at www.pther.com. For more information, and to listen to the meeting, please go to the Investors Relations page of the site. The contents of our Website are not incorporated into this document.

STOCK OWNERSHIP TABLE

The following table sets forth, as of April 28, 2006, certain information concerning beneficial ownership of our stock (as determined under the rules of the Securities and Exchange Commission (SEC)) by (i) each person known by us to be the beneficial owner of more than five percent (5%) of our common stock, (ii) each of our Directors, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all Directors and executive officers as a group.

Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated.

Except as otherwise indicated, the address for each person is to the care of Point Therapeutics, Inc., 155 Federal Street, Boston, MA 02110.

Name and Address	Number of Shares Beneficially Owned	Percentage of Class
Federated Investors, Inc.(1) Federated Investors Towers Pittsburgh, PA 15222-3779	4,208,696	12.85%
GMT Capital Corporation(2) 2100 RiverEdge Parkway, Suite 840 Atlanta, GA 30328	2,599,650	7.93
ProQuest Investments(3) 600 Alexander Park Road, Suite 204 Princeton, NJ 08540	1,750,000	5.34
Donald R. Kiepert, Jr.(4)	1,016,196	3.06
Richard N. Small(5)	481,865	1.46
Barry Jones, Ph.D.(6)	236,570	*
Michael P. Duffy(6)	221,000	*
Margaret J. Uprichard, Pharm.D.(7)	196,250	*
Thomas M. Claflin II(8)	164,164	*
Timothy J. Barberich(9)	144,112	*
William J. Whelan, Jr.(10)	116,818	*
Daniel T. Roble(11)	108,814	*
Richard J. Benjamin, Ph.D.(6)	84,740	*
Larry G. Pickering(6)	50,000	*
All directors and executive officers as a group (11 persons)(12)	2,820,529	8.13%

*                    Beneficial ownership does not exceed 1% of our outstanding common stock.

(1)          Consists of total shares of common stock held by the Federated Kaufmann Fund, the Federated Kaufmann Small-Cap Fund, a portfolio of Federated Equity Funds and American Skandia Trust, a portfolio of Federated Equity Funds.

(2)          Consists of 1,142,600 shares of common stock held by Bay Resource Partners Offshore Fund, Ltd., 617,400 shares of common stock held by Bay Resource Partners, L.P., 508,375 shares of common stock held by Bay II Resource Partners, L.P., 207,875 shares of common stock held by GMT Capital Corp. and 123,400 shares of common stock held by Thomas E. Claugus.

(3)          Consists of 1,036,000 shares of common stock held by ProQuest Investments II, L.P., 674,100 shares of common stock held by ProQuest Investments, L.P., 31,150 shares of common stock held by the ProQuest Investments II Advisors Fund, L.P. and 8,750 shares of common stock held by the ProQuest Companion Fund, L.P.

(4)          Includes 451,465 shares issuable to Mr. Kiepert upon the exercise of options currently exercisable or exercisable within 60 days of April 28, 2006.

(5)          Includes 319,627 shares issuable to Mr. Small upon the exercise of options currently exercisable or exercisable within 60 days of April 28, 2006.

(6)          Consists solely of shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of April 28, 2006.

(7)          Includes 176,250 shares issuable to Dr. Uprichard upon the exercise of options currently exercisable or exercisable within 60 days of April 28, 2006.

(8)          Consists of 77,938 shares owned directly by Mr. Claflin, 4,351 shares of common stock held by Claflin Capital and Black Diamond Fund, 4,778 shares of common stock held by Seven Partners and 7,097 shares of common stock held by Claflin Profit Sharing Plan and 70,000 shares issuable to Mr. Claflin upon the exercise of options currently exercisable or exercisable within 60 days of April 28, 2006.

(9)          Includes 109,612 shares issuable to Mr. Barberich upon the exercise of options currently exercisable or exercisable within 60 days of April 28, 2006.

(10)   Includes 106,414 shares issuable to Mr. Whelan upon the exercise of options currently exercisable or exercisable within 60 days of April 28, 2006.

(11)   Includes 106,414 shares issuable to Mr. Roble upon the exercise of options currently exercisable or exercisable within 60 days of April 28, 2006.

(12)   Includes 1,932,092 shares of common stock subject to options or warrants currently exercisable or will become exercisable within 60 days of April 28, 2006.

(13)   As of April 28, 2006, there were 32,763,059 common stock shares of Point outstanding.

(14)   Information included in this report was derived from various sources known to us including filings made with the SEC, statements filed with us by our directors and executive officers and our company records.

ELECTION OF DIRECTORS

Directors and Nominees for Director

At this time, our Board of Directors consists of seven directors. At the Meeting, the stockholders will vote to elect seven directors for a term ending at the next annual meeting and until each such director’s successor is duly elected and qualified.

The information below sets forth the name of each person nominated to serve for a term expiring on the date of the next annual meeting and until his respective successor is elected and qualified. Each nominee has consented to be named as a nominee and, to our present knowledge, is willing and able to serve as a director, if elected. Should any of the nominees not remain a candidate at the end of the Meeting (a situation which is not expected), proxies solicited hereunder will be voted in favor of those who remain as candidates and may be voted for substitute nominees, unless the Board determines to reduce the number of directors. Unless contrary instructions are given on the proxy, the shares represented by a properly executed proxy will be voted “FOR” the election of the following persons:

The following table sets forth the name, age, positions and offices as of April 28, 2006, of each person who serves as our director:

Name	Age	Position
Donald R. Kiepert, Jr.	58	Chairman of the Board of Directors, President and Chief Executive Officer
Timothy J. Barberich(1)(3)	58	Director
Richard J. Benjamin(2)	46	Director
Thomas M. Claflin II(2)	65	Director
Larry G. Pickering	63	Director
Daniel T. Roble(1)(3)	60	Director
William J. Whelan, Jr.(1)(2)	51	Director

(1)          Member of the Compensation Committee

(2)          Member of the Audit Committee

(3)          Member of the Nominating and Corporate Governance Committee

No director or executive officer of Point is related to any other director or executive officer of Point by blood or marriage.

Mr. Kiepert has served as our President, Chief Executive Officer and as a director since March 2002, the date of the merger with Point Massachusetts, and served as President, Chief Executive Officer and as a director of Point Massachusetts since its inception in 1996. Prior to joining Point, he was President and Chief Executive Officer of Chartwell Home Therapies, a home infusion services company, from 1989 to 1996. Mr. Kiepert also started and managed several healthcare-based companies and worked in various management positions at Baxter Travenol, Inc. Mr. Kiepert presently serves as chairman of the board of one private company. Mr. Kiepert received his M.S. degree in clinical pharmacy from Purdue University.

Mr. Barberich has served as our director since inception in 1993 and was Chairman of the Board of Directors from 1993 until March 1996 and from April 1997 until March 15, 2002. Mr. Barberich has also served as a director of Point Massachusetts since March 1999. Mr. Barberich was a founder of Sepracor, Inc. and since 1984, Mr. Barberich has served as Chairman of the Board of Directors and Chief Executive Officer of Sepracor. From 1984 to October 1999, Mr. Barberich served as President of Sepracor. Mr. Barberich also serves as a board member of BioSphere Medical, the Pharmaceutical Research and Manufacturers of America (PhRMA), and Gemin X.

Dr. Benjamin, has served as our director since July 2004. Dr. Benjamin is Chief Medical Officer of American Red Cross Biomedical Services. Dr. Benjamin also serves as an Assistant Professor of Pathology at Harvard Medical School and is a member of the Joint Program in Transfusion Medicine. He received his medical training at the University of Cape Town, South Africa, followed by doctoral studies in Immunology at Cambridge University, England. Thereafter, he undertook post-doctoral studies on the molecular mechanisms of antigen presentation at Stanford University, before initiating Hematopathology and Transfusion Medicine training at the Brigham and Women’s Hospital.

Mr. Claflin has served as our director since March 2002 and as a director of Point Massachusetts since December 1999. He is the President and Chief Executive Officer of the venture capital firm of Claflin Capital Management, which he founded in 1978. Prior to forming Claflin Capital, he was a general partner of Paine Webber’s venture capital partnerships and a vice president of the Boston venture capital firm of T.A. Associates.

Mr. Pickering has served as our director since May 2004. He is currently a partner of Avista Capital and a consultant to CSFB Private Equity. He was previously a corporate Vice President and an Officer for Johnson & Johnson. Mr. Pickering spent 32 years with Johnson & Johnson companies, starting as a sales representative for Ortho Pharmaceuticals and progressing through increasingly senior positions including national sales manager and division vice president-general manager. He also served as president of the Johnson & Johnson subsidiary, Janssen USA, company group chairman for Johnson & Johnson Consumer Pharmaceuticals and later president of the Johnson & Johnson Development Corporation. Mr. Pickering is also a director of two private companies.

Mr. Roble has served as our director since March 2002 and as a director of Point Massachusetts since January 1997. He is a limited partner in the Health Care Group at the law firm of Ropes & Gray, LLP, Boston, Massachusetts. He has practiced law at Ropes & Gray since 1975.

Mr. Whelan has served as our director since March 2002 and as a director of Point Massachusetts since January 1997. He is a partner at the private bank of Brown Brothers, Harriman & Company, where he has worked since 1988. Prior to that, he worked at the Bank of New York as Vice President, Middle Market Lending.

See “Security Ownership of Certain Beneficial Owners and Management” above for a summary of the shares of common stock owned by each of the directors and director nominees.

Director Independence

The majority of our directors are independent under the NASDAQ listing standards and the applicable rules of the SEC. The Audit Committee, the Compensation Committee and the Nominating and Governance Committee are each composed entirely of directors who are independent under the NASDAQ listing standards and the applicable rules of the SEC.

Code of Ethics and Conduct

Our Board of Directors adopted a code of business ethics and conduct, The Point Therapeutics, Inc. Corporate Code of Ethics and Conduct (the “Code of Ethics”), applicable to all of our executives, directors and employees, on March 16, 2004. If we make substantive amendments to this Code of Ethics or grant any waiver, including any implicit waiver, we will disclose the nature of such amendment in a report on Form 8-K within five days of such amendment or waiver. For more information, please refer to the Code of Ethics attached to the Preliminary Proxy Statement filed with the SEC on April 26, 2004 as Appendix A. The Code of Ethics is also posted on the corporate governance section of our website at www.pther.com. The Code of Ethics is also available in print to any shareholder that requests a copy.

Copies may be obtained by contacting Michael P. Duffy, our Senior Vice President & General Counsel and Secretary, at our corporate headquarters.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR NOMINEES PRESENTED.

DIRECTOR COMPENSATION

Prior to August 2005, we did not provide any cash compensation to members of our Board of Directors. Beginning in August 2005, we began providing cash compensation to members of our Board of Directors. Each non-employee director receives an annual board retainer of $15,000, board meeting fees of $1,500 for in-person meetings and $750 for telephonic meetings, committee member retainers of $4,000, chair retainer of $4,000 for the Chairman of the Audit Committee and chair retainer of $2,500 for all other chairs of committees. These cash fees may be deferred under our 2005 Fee Deferral Plan for Non-Employee Directors. Members of our Board of Directors are reimbursed for reasonable expenses in connection with attendance at board and committee meetings. In consideration for services as directors, we also grant options to purchase shares of our common stock to members of our Board of Directors who are not employed by us.

Each non-employee director is granted an option to purchase 30,000 shares of common stock on the date he or she is first elected or named a director. Thereafter, on a bi-annual basis immediately following the then-annual meeting of stockholders, each non-employee director is awarded an option to purchase 20,000 shares of common stock. The Compensation Committee also has the ability to award stock options to non-employee directors in such amounts and on such terms consistent with our options plans. In 2005, each of our non-employee directors were granted options to purchase 20,000 shares of common stock. In addition, Messrs. Roble and Whalen were each granted an additional option for 15,606 shares at fair market value during 2005 and Mr. Barberich was granted an additional option for 10,404 shares at fair market value during 2005.

BOARD MEETINGS AND COMMITTEES

During 2005, our Board of Directors met nine times. During 2005, all of our directors attended at least 75% of our Board of Directors meetings and the committees of the Board of Directors on which the director served with the exception of Mr. Barberich who attended 67% of our Board of Directors meetings.

Compensation Committee

The Compensation Committee consists entirely of independent directors within the meaning of the NASDAQ stock market listing standards and applicable SEC regulations. Current members of the Compensation Committee are Daniel T. Roble, Timothy J. Barberich, and William J. Whelan, Jr. The Compensation Committee met four times during 2005.

The Compensation Committee’s primary responsibilities are to address the chief executive officer and executive officers retention, performance, succession planning, and to oversee compensation and benefits matters. It reviews the qualifications of the executive officers and nominates executive officers for election by the Board. It reviews and approves our compensation policy to ensure that our compensation strategy supports organizational objectives and stockholder interests, and considers appropriate companies for compensation comparison purposes. The Compensation Committee determines the compensation of the chief executive officer and reviews and approves the compensation of all other executive officers. It approves and recommends, and suggests material changes to any employee incentive compensation or retirement plans.

The Compensation Committee chooses the outside compensation consultant that we engage, sets the budget for the consultant and reviews the services provided by the consultant to management. The Compensation Committee also meets regularly with the consultant in private sessions without management present.

For further information concerning the duties and responsibilities of the Compensation Committee, see the discussion below under the heading “Report of the Compensation Committee”. In addition, the Compensation Committee Charter is posted in the corporate governance section of our website at http://www.pther.com.

Compensation Committee Interlocks and Insider Participation

Board members who served on the Compensation Committee during fiscal year 2005 were Mr. Roble, Mr. Barberich and Mr. Whelan. Neither Mr. Roble, Mr. Barberich nor Mr. Whelan was at any time during 2005 an officer or employee of ours or any of our subsidiaries. Mr. Whelan does not have any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. Mr. Barberich is Chairman of the Board and Chief Executive Officer of Sepracor Inc., a beneficial owner of approximately 1.32% of our common stock as of December 31, 2005, and Mr. Roble is a limited partner at Ropes & Gray LLP, one of our outside legal service providers. Please see “Certain Relationships and Related Transactions” found elsewhere in this filing for additional disclosure regarding Mr. Barberich’s and Mr. Roble’s relationships with Point.

None of our executive officers in 2005 served as a member of the Compensation Committee (or other committee serving an equivalent function).

Audit Committee

The Audit Committee consists entirely of independent directors within the meaning of applicable SEC regulations and the NASDAQ stock market listing standards. Current members of the Audit Committee include Mr. Whelan, Dr. Benjamin and Mr. Claflin. Our Board of Directors has determined that Mr. Whelan, the Chairman of our Audit Committee, is an audit committee financial expert, as that term is defined under Regulation S-K, Item 401(h), and that he is independent, as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act. The Audit Committee met five times during 2005.

The Audit Committee’s primary function is to assist the Board of Directors in monitoring the integrity of our financial statements, systems of internal control and the independence and performance of our independent auditor. The Board of Directors has also expanded the Audit Committee’s responsibilities to include hiring the independent auditor (previously the Audit Committee recommended such hiring to the Board of Directors), pre-approving any engagements of the independent auditor for non-audit services, receiving and reviewing the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 13a-14 of the Exchange Act, and reviewing our ethics and compliance programs.

The Audit Committee also reviews our risk management practices, strategic tax planning, preparation of quarterly and annual financial reports, and our ethics and compliance processes.

At each Audit Committee meeting, the Committee members meet with our independent auditors without management present and with members of management in separate private sessions, to discuss any matters that the Audit Committee or these individuals believe should be discussed privately with the Audit Committee, including any significant issues or disagreements concerning our accounting practices or financial statements.

Beginning in 2004, the Audit Committee conducted an additional meeting each quarter to review the financial statements prior to the public release of earnings.

The Audit Committee also meets regularly with our chief financial officer, including a separate private session with the chief financial officer without other management present.

For more information, please see the discussion below under the heading “Report of the Audit Committee”. The Audit Committee charter, as amended is posted on the corporate governance section of our website at http://www.pther.com.

Report of the Audit Committee

The Audit Committee is currently composed of three of our independent, non-employee directors. The Board of Directors and the Audit Committee believe that the Audit Committee’s current member composition satisfies the rule of the National Association of Securities Dealers, Inc. that governs audit committee composition, including the requirements that:

•       all Audit Committee members are “independent directors” as that term is defined by NASD Rule 4200(a)(15);

•       all Audit Committee members are able to read and understand fundamental financial statements; and

•       at least one Audit Committee member is an “Audit Committee Financial Expert” as defined by 17 CFR Part 228.41(e).

The Audit Committee has determined that its Chairman, Mr. Whelan, qualifies as an “Audit Committee Financial Expert” and also that he is independent from Point’s management under the Exchange Act and NASD standards.

The Audit Committee operates under a written charter adopted by the Audit Committee that reflects standards contained in the NASD rules. The Audit Committee reviews this charter annually. A complete copy of the current charter of the Audit Committee is posted on the corporate governance section of our website at www.pther.com.

Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, issued by the Auditing Standards Board of the American Institute of Certified Public Accountants, requires the independent registered accounting firm to provide the Audit Committee with additional information regarding the scope and results of the audit, including:

•       the independent registered accounting firm responsibilities under generally accepted auditing standards;

•       the independent registered accounting firm judgments about the quality of Point’s accounting principles;

•       the adoption of, or a change in, accounting policies;

•       sensitive accounting estimates;

•       accounting for significant unusual transactions and for controversial or emerging areas;

•       significant audit adjustments;

•       unadjusted audit differences considered to be immaterial;

•       other information in documents containing audited financial statements;

•       total fees for management consulting services and types of services rendered;

•       disagreements with management on financial accounting and reporting matters;

•       major issues discussed with management prior to retention;

•       consultation with other accountants;

•       difficulties encountered in performing the audit; and

•       material errors, fraud and illegal acts.

We have discussed with the independent auditors the matters required to be discussed by this Statement.

Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, requires the independent registered accounting firm to communicate, at least annually, with the Committee regarding all relationships between the independent registered accounting firm and Point that, in the professional judgment of the independent registered accounting firm, may reasonably be thought to bear on their independence. We have received and reviewed the written disclosures and the letter from the independent registered accounting firm required by this Standard, and we have discussed with the independent registered accounting firm the independent registered accounting firm independence. When considering the registered accounting firm independence, we considered whether their provision of services to Point beyond those rendered in connection with their audit and review of Point’s consolidated financial statements was compatible with maintaining their independence and discussed with the auditors any relationships that may impact their objectivity and independence. We also reviewed, among other things, the amount of fees paid to the registered accounting firm for audit and non-audit services in 2005. Information about the registered accounting firm fees for 2005 is included below in this proxy statement under “Fees of Independent Registered Accounting Firm.” Based on these discussions and considerations, we are satisfied as to the auditors’ independence.

During 2005, management maintained the documentation, testing and evaluation of Point’s system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. We have reviewed and discussed these items with management and the independent registered accounting firm.

We have reviewed and discussed with management and the independent auditors Point’s audited financial statements as of and for the year ended December 31, 2005, and we recommended to the Board of Directors that these audited financial statements be included in Point’s Annual Report on Form 10-K for the year ended December 31, 2005.

AUDIT COMMITTEE
William J. Whelan, Jr., Chairman
Richard J. Benjamin
Thomas M. Claflin II

This Report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”) or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

The Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists entirely of independent directors within the meaning of NASDAQ stock market listing standards and applicable SEC regulations. Current members of the Nominating and Corporate Governance Committee are Mr. Barberich and Mr. Roble. In 2005, the Nominating and Corporate Governance Committee acted through the Compensation Committee in connection with certain non-employee director compensation matters and through the Board of Directors in certain other matters specified in its committee charter and did not otherwise meet separately.

The Nominating and Corporate Governance Committee is responsible for Board governance issues. It recommends to the Board policies relating to the conduct of Board affairs. It periodically evaluates the composition of the Board, the contributions of individual directors, and the Board’s effectiveness as a whole. The Nominating and Corporate Governance Committee also recommends to the Board assignment of Board members to committees. It also reviews compensation for non-employee directors and recommends to the Board changes as appropriate.

The Nominating and Corporate Governance Committee also recommends to our full Board individuals to serve as directors. The Nominating and Corporate Governance Committee recommends to the Board guidelines and criteria for Board membership and reviews with the Board, on a periodic basis, the appropriate skills and characteristics required of Board members in the context of the then current needs of Point. The Nominating and Corporate Governance Committee’s process to identify and evaluate candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board. Assuming that appropriate biographical and background material is provided for candidates recommended by stockholders and the process for submitting the recommendation discussed below is followed, the Nominating and Corporate Governance Committee will evaluate those candidates by following substantially the same process, and applying substantially the same criteria, as for candidates submitted by Board members.

The Nominating and Corporate Governance Committee will consider qualified candidates for Director recommended and submitted by stockholders. Submissions that meet the then current criteria for Board membership are forwarded to the chair of the Nominating and Corporate Governance Committee for further review and consideration. The Nominating and Corporate Governance Committee will consider a recommendation only if appropriate biographical information and background material is provided on a timely basis, accompanied by a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least one year as of the date of that the recommendation is made. To submit a recommendation for a nomination, a stockholder may write to the Nominating and Corporate Governance Committee, Point Therapeutics, Inc. 155 Federal Street, Boston, MA 02110, Attention: Corporate Secretary. In addition, our By-laws permit stockholders to nominate individuals, without any action or recommendation by the Nominating and Corporate Governance Committee or the Board, for election as directors at an annual stockholder meeting.

The charter of the Nominating and Corporate Governance Committee is posted on the corporate governance section of our website at http://www.pther.com.

EXECUTIVE COMPENSATION

Report of the Compensation Committee

Overview and Philosophy

The Compensation Committee’s primary responsibilities are to address the chief executive officer and executive officers’ retention, performance, succession planning, and to oversee compensation and benefit matters. It reviews the qualifications of the executive officers’ and nominates executive officers for election by the Board. It reviews and approves our compensation policy to ensure that our compensation strategy supports organizational objectives and stockholder interests, and considers appropriate companies for compensation comparison purposes. The Compensation Committee determines the compensation of the chief executive officer and reviews and approves the compensation of all other executive officers. It approves and recommends, and suggests material changes to any employee incentive compensation or retirement plans. The Compensation Committee chooses the outside compensation consultant that we engage, sets the budget for the consultant and reviews the services provided by the consultant to management. The Compensation Committee also meets regularly with the consultant in private sessions without management present.

Executive Compensation and Benefit Program

The objectives of our executive compensation program are to:

•       Attract and retain key executives critical to our long-term success;

•       Align the interests of the executive officers with the interests of stockholders and our success; and

•       Recognize and reward individual performance and responsibility.

General.   Our executive compensation program consists of base salary, short-term incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit programs that are available to all of our employees. These benefits include medical, dental, life insurance, 401(k) and Section 125 plans.

We believe that base salary should be maintained at a competitive level, sufficient to recruit and retain individuals possessing the skills and experience necessary to achieve our goals and objectives over the long term. Base salary levels are generally established with reference to various industry-related surveys and the recommendations of compensation consultants. Periodic adjustments in base salary may be made by reference to competitive factors as well as an employee’s individual performance. Other benefits are maintained at what the Committee believes is an industry-competitive level.

Base Compensation.   Base salaries for executive officers are set at levels believed by the Compensation Committee to be sufficient to attract and retain qualified executive officers based on the stage of our development and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices and our performance as a whole. In determining base salaries, the Compensation Committee not only considers our short term performance, but also the success of the executive officers in developing and executing our strategic plans, developing management employees and exercising leadership in our development.

Short-Term Incentive Compensation.   The Compensation Committee has discretionary authority to award bonuses on an annual basis to individual executive officers. The Compensation Committee believes that annual bonuses provide significant incentives to our executive officers because they enable the Compensation Committee to reward outstanding individual achievement.

Long-Term Incentive Compensation.   We provide long-term incentives to our executive officers and key employees in the form of stock options. The objectives of this program are to align executive and stockholder long-term interests by creating a strong and direct link between executive compensation and stockholder return, and to enable executives to develop and maintain a significant long-term stock ownership in our common stock. Stock options are granted at an option exercise price that is determined by the Board as of the date of grant. However, the option exercise price may not be less than the fair market value of the common stock at the time the option is granted. Accordingly, these stock options will only have value if our stock price increases above the fair market value of the common stock at the time they were granted. In selecting executives eligible to receive option grants and determining the amount and frequency of such grants, we evaluate a variety of factors, including (i) the level of the executive, (ii) option grants awarded by competitors to executives at comparable job levels, and (iii) past, current and prospective service to us rendered, or to be rendered, by the executive.

Compensation of Chief Executive Officer.   Based on the executive compensation policy and components described above, the Compensation Committee recommended the salary and incentive bonus received by Donald R. Kiepert, Jr., our President and Chief Executive Officer, for services rendered in fiscal year 2005. Mr. Kiepert received a base salary of $345,000 from January through March 2005 and a base salary of $365,000 for the remainder of 2005. Dr. Kiepert also earned a bonus of $155,250 for the year. Mr. Kiepert’s compensation in 2005 was set within the range of compensation for chief executives with comparable qualifications, experience and responsibilities at other companies in the same or similar businesses, with reference to information from compensation consultants, as determined and approved by the Compensation Committee. Specific factors the Compensation Committee considered in determining Mr. Kiepert’s compensation included our success in capital raising activities, advances in the clinical development of our lead product candidate talabostat, advances in our understanding of talabostats mechanism of action and progress made in our staffing and organizational development.

Section 162(m).   Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally disallows a tax deduction to public companies for compensation over $1 million paid to its Chief Executive Officer and its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. We generally intend to structure grants of stock options to our executive officers to comply with the statute and thereby to mitigate any disallowance of deductions under Section 162(m) of the Code. However, the Compensation Committee reserves the right to use its judgment to authorize compensation payments that do not comply with the exemptions in Section 162(m) of the Code when the Compensation Committee believes that such payments are appropriate, after taking into consideration circumstances such as changing business conditions or the officer’s individual performance, and are in the best interest of the stockholders. In any event, there can be no assurance that compensation attributable to stock options will be exempted from Section 162(m).

COMPENSATION COMMITTEE
Daniel T. Roble, Chairman
Timothy J. Barberich
William J. Whelan, Jr.

This Report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, shall not otherwise be deemed filed under the Securities Act and the Exchange Act and shall not be deemed soliciting material.

Summary Compensation Table

The following table provides certain summary information for the fiscal years ended December 31, 2005, 2004 and 2003, concerning compensation paid or accrued by us to or on behalf of the persons who served as our executive officers in 2005:

				Long-Term Compensation
	Annual Compensation			Other Annual	Securities Underlying	All Other
Name and Principal Position	Year	Salary ($)	Bonus ($)	Compensation ($)	Options (#)	Compensation ($)(1)
Donald R. Kiepert, Jr.	2005	$360,538	$155,250	—	140,000	$5,441
Chairman, President and	2004	$344,365	$99,000	—	200,000	$5,242
Chief Executive Officer	2003	$309,637	$90,000	—	120,000	$4,120
Richard N. Small	2005	$243,308	$99,000	—	87,500	$8,345
Senior Vice President,	2004	$219,281	$62,700	—	125,000	$7,832
Chief Financial Officer and	2003	$196,065	$57,000	—	80,000	$6,161
Treasurer
Michael P. Duffy	2005	$228,546	$77,000	—	60,000	$6,360
Senior Vice President,	2004	$219,281	$62,700	—	80,000	$5,811
General Counsel and Secretary	2003	$196,065	$57,000	—	80,000	$720
Barry Jones, Ph.D.	2005	$228,546	$77,000	—	70,000	$7,903
Senior Vice President,	2004	$219,281	$62,700	—	100,000	$7,532
Chief Scientific Officer	2003	$190,961	$57,000	—	80,000	$6,271
Margaret J. Uprichard, Pharm.D.	2005	$243,308	$99,000	—	105,000	$6,360
Senior Vice President,	2004	$219,281	$62,700	—	150,000	$5,931
Chief Development Officer	2003	$184,719	$10,000	—	100,000	$5,503

(1)          Other compensation in 2005 includes a matching 401(k) contribution totaling $3,616, $7,000, $6,000, $6,871 and $6,000 for Mr. Kiepert, Mr. Small, Mr. Duffy, Dr. Jones and Dr. Uprichard, respectively. In addition, other compensation in 2005 includes reimbursement for health club memberships in the amount of $793 for each of Mr. Kiepert and Mr. Small. Other compensation in 2004 includes a matching 401(k) contribution totaling $3,430, $6,500, $5,571, $6,500 and $5,571 for Mr. Kiepert, Mr. Small, Mr. Duffy, Dr. Jones and Dr. Uprichard, respectively. In addition, other compensation in 2004 includes reimbursement for health club memberships in the amount of $780 for each of Mr. Kiepert and Mr. Small. Other compensation in 2003 includes a matching 401(k) contribution totaling $3,088, $5,801, $480, $5,719 and $5,143 for Mr. Kiepert, Mr. Small, Mr. Duffy, Dr. Jones and Dr. Uprichard, respectively.

Option Grants in Last Fiscal Year

The following table sets forth option grants by us to Mr. Kiepert, Mr. Small, Mr. Duffy, Dr. Jones, and Dr. Uprichard during the year ended December 31, 2005 under our Amended and Restated 1994 Stock Option Plan. The maximum term of each option granted was ten years from the date of grant, subject to earlier termination in the event of resignation or termination of employment. The percentage of the total options granted in 2005 shown in the table below is based on options to purchase an aggregate of 966,000 shares of our Common Stock granted to employees during the year ended December 31, 2005. The exercise price of each option was equal to the fair market value of our common stock on the date of grant as determined by the Board of Directors.

The potential realizable values are net of the exercise prices and before taxes associated with the exercise, and are based on the assumption that our common stock would have appreciated at the annual rate shown from the date of the grant until the expiration of the ten-year option term. We have calculated these numbers based on the rules of the Securities and Exchange Commission, and they do not represent our estimate or projection of our future common stock prices. The amounts reflected in the table may not necessarily be achieved. The actual amount the executive officer may realize will depend upon the extent to which the stock price exceeds the exercise price of the options on the exercise date.

	Option Grants Individual Grants				Potential Realizable Value at Assumed Annual
	Number of Securities Underlying Options	% of Total Options Granted to Employees in	Exercise Or Base Price	Expiration	Rates of Stock Price Appreciation for Option Term
Name	Granted (#)	Fiscal Year	($/Sh)	Date	5%($)	10%($)
Donald R. Kiepert, Jr.	140,000	14.5%	$4.22	3/24/2015	$962,351	$1,532,383
Richard N. Small	87,500	9.1%	$4.22	3/24/2015	$601,469	$957,739
Michael P. Duffy	60,000	6.2%	$4.22	3/24/2015	$412,436	$656,736
Barry Jones	70,000	7.2%	$4.22	3/24/2015	$481,175	$766,192
Margaret J. Uprichard	105,000	10.9%	$4.22	3/24/2015	$721,763	$1,149,287

Aggregated Option Exercises and Fiscal-Year-End Option Values

The following table sets forth option exercises by Mr. Kiepert, Mr. Small, Mr. Duffy, Dr. Jones and Dr. Uprichard and value of in-the-money unexercised options held by each such person at December 31, 2005.

The value of unexercised in-the-money options held at December 31, 2005 represents the total gain which the option holder would realize if the option holder exercised all of the in-the-money options held at December 31, 2005, and is determined by multiplying the number of shares of our common stock underlying the options by the difference between $3.45 (which was the fair market value per share of our common stock at fiscal year end December 31, 2005) and the applicable per share option exercise price. An option is in-the-money if the fair market value of the underlying shares exceeds the exercise price of the option.

	Shares Acquired	Value	Number Of Securities Underlying Unexercised Options At FY-End (#)		Value Of Unexercised In-The-Money Options at FY-End
Name	On Exercise (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable
Donald R. Kiepert, Jr.	—	—	321,465	365,000	$207,965	$165,750
Richard N. Small	—	—	236,502	231,250	$187,958	$110,500
Michael P. Duffy	—	—	166,000	160,000	$318,000	$106,000
Barry Jones	—	—	166,570	192,500	$160,820	$109,375
Margaret J. Uprichard	—	—	87,500	267,500	$137,000	$137,000

Executive Employment Agreements

We have employment agreements with the following executive officers:

•       Donald R. Kiepert, Jr., Chairman, President and Chief Executive Officer

•       Richard N. Small, Senior Vice President, Chief Financial Officer and Treasurer

•       Michael P. Duffy, Senior Vice President, General Counsel and Secretary

•       Barry Jones, Ph.D., Senior Vice President, Chief Scientific Officer

•       Margaret J. Uprichard, Pharm.D., Senior Vice President, Chief Development Officer

Mr. Kiepert’s employment agreement provides for his employment as Chairman of the Board of Directors, President and Chief Executive Officer through October 31, 2006. The employment agreement is automatically renewed for successive one year terms thereafter, unless terminated by either party. The agreement provides for a base salary, currently $383,300 per year, subject to yearly merit and performance based bonuses to be granted in an amount in the Board of Directors’ discretion. If we terminate Mr. Kiepert’s agreement for any reason other than for cause, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Kiepert terminates his agreement for good reason, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Kiepert’s agreement is terminated under certain circumstances following a change of control, as that term is defined in the agreement, we are obligated to pay him a lump-sum payment equal to two times the sum of his base salary as in effect at the time of the termination and a lump-sum payment of $50,000 for fringe benefits.

Mr. Small’s employment agreement provides for his employment as Senior Vice President, Chief Financial Officer and Treasurer through October 31, 2006. The employment agreement is automatically renewed for successive one year terms thereafter, unless terminated by either party. The employment agreement provides for a base salary, currently $262,500 per year, subject to yearly merit and performance based bonuses to be granted in an amount in the Board of Directors’ discretion. If we terminate Mr. Small’s employment agreement for any reason other than for cause, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Small terminates his agreement for good reason, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Small’s employment agreement is terminated under certain circumstances following a change of control, as that term is defined in the employment agreement, we are obligated to pay him a lump-sum payment equal to one and one-half times the sum of his base salary as in effect at the time of the termination and a lump-sum payment of $37,500 for fringe benefits.

Mr. Duffy’s employment agreement provides for his employment as Senior Vice President, General Counsel and Secretary through May 28, 2006. The employment agreement is automatically renewed for successive one year terms thereafter, unless terminated by either party. The employment agreement provides for a base salary, currently $242,600 per year, subject to yearly merit and performance based bonuses to be granted in an amount in the Board of Directors’ discretion. If we terminate Mr. Duffy’s employment agreement for any reason other than for cause, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Duffy terminates his agreement for good reason, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Mr. Duffy’s employment agreement is terminated under certain circumstances following a change of control, as that term is defined in the employment agreement, we are obligated to pay him a lump sum payment equal to one and one-half times the sum of his base salary as in effect at the time of the termination and a lump-sum payment of $37,500 for fringe benefits.

Dr. Jones’ employment agreement provides for his employment as Senior Vice President, Chief Scientific Officer through January 1, 2007. The employment agreement is automatically renewed for successive one year terms thereafter, unless terminated by either party. The employment agreement provides for a base salary, currently $255,000 per year, subject to yearly merit and performance based bonuses to be granted in an amount in the Board of Directors’ discretion. If we terminate Dr. Jones’ employment agreement for any reason other than for cause, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Dr. Jones terminates his agreement for good reason, as that term is defined in the agreement, he is entitled to continue to receive his base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Dr. Jones’ employment agreement is terminated under certain circumstances following a change of control, as that term is defined in the employment agreement, we are obligated to pay him a lump-sum payment equal to one and one-half times the sum of his base salary as in effect at the time of the termination and a lump-sum payment of $37,500 for fringe benefits.

Dr. Uprichard’s employment agreement provides for her employment as Senior Vice President, Chief Development Officer through January 13, 2007. The employment agreement is automatically renewed for successive one year terms thereafter, unless terminated by either party. The employment agreement provides for a base salary, currently $270,000 per year, subject to yearly merit and performance based bonuses to be granted in an amount in the Board of Directors’ discretion. If we terminate Dr. Uprichard’s employment agreement for any reason other than for cause, as that term is defined in the agreement, she is entitled to continue to receive her base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Dr. Uprichard terminates her agreement for good reason, as that term is defined in the agreement, she is entitled to continue to receive her base salary for twelve months following the time of the termination and a lump-sum payment of $25,000 for fringe benefits. If Dr. Uprichard’s employment agreement is terminated under certain circumstances following a change of control, as that term is defined in the employment agreement, we are obligated to pay her a lump sum payment equal to one and one-half times the sum of her base salary as in effect at the time of the termination and a lump-sum payment of $37,500 for fringe benefits.

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return on our common stock for the period from January 1, 2001 through December 31, 2005 with the cumulative total return on (i) Nasdaq Biotechnology Index, and (ii) Russell 2000 Index. The comparison assumes investment of $100 on January 1, 2000 in the Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends.

COMPANY/INDEX/MARKET	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
Point Therapeutics, Inc.	$100.00	$152.00	$26.00	$134.00	$214.40	$138.00
Nasdaq Biotechnology Index	$100.00	$84.08	$53.70	$79.15	$84.20	$98.14
Russell 2000 Index	$100.00	$101.02	$79.22	$115.16	$135.31	$139.81

COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
AMONG POINT THERAPEUTICS, INC.
RUSSELL 2000 INDEX AND PEER GROUP INDEX

ASSUMES $100 INVESTED ON JAN. 1, 2001
ASSUMES DIVIDEND REINVESTED
FISCAL YEAR ENDING DEC. 31, 2005

This stock price performance graph shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Annual Report on Form 10-K statement into any filing under the Securities Act or the Exchange Act and shall not otherwise be deemed filed under such Acts.

EQUITY PLANS

We maintain four equity incentive plans; the 1997 Stock Option Plan, as amended, the Amended and Restated 1994 Stock Option Plan, the 1994 Directors’ Stock Option Plan, as amended, and the 2003 Stock Option Plan for Non-Employee Directors (the “Plans”). In addition, we maintain a Fee Deferral Plan for Non-Employee Directors (the “Fee Deferral Plan”), all of which were approved by our Board of Directors and our stockholders. The following table gives information about awards under the Plans and the Fee Deferral Plan as of December 31, 2005:

Plan Category	Number of shares to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares remaining available for future issuance under equity compensation plans (excluding shares reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by Stockholders	4,200,914	$3.87	3,254,206
Equity compensation plans not approved by Stockholders	—	—	—
Total	4,200,914	$3.87	3,254,206

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Barberich, our director, is a Chairman of the Board of Directors and Chief Executive Officer of Sepracor, which beneficially owns approximately 1.32% of our common stock as of April 28, 2006.

Mr. Roble, our director, is a limited partner of the law firm of Ropes & Gray LLP. Ropes & Gray LLP provides legal services to us.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of our outstanding common stock, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with all copies of Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Form 5s were required for those persons, we believe that during the fiscal year ended December 31, 2005, all filing requirements were timely satisfied with the exception of Form 5s which were filed on January 27, 2006 for Messrs. Barberich, Benjamin, Claflin, Pickering, Roble and Whelan relating to automatic option grants otherwise previously disclosed under our 2003 Non-Employee Director Stock Option Plan as well as under our 2005 Fee Deferral Plan for Non-Employee Directors.

INDEPENDENT AUDITORS

The Board of Directors has appointed Ernst & Young LLP to examine the financial statements of Point for the fiscal year 2006. In 2005, in addition to audit services, Ernst & Young LLP provided tax compliance services to Point.

The aggregate fees billed for professional services Ernst & Young LLP in 2005 and 2004 for these various services were:

	2005	2004
Audit Fees	$283,000	$269,000
Audit Related Fees	—	—
Tax Fees	16,000	14,000
All other fees	—	—
Total	$299,000	$283,000

Appointment of Registered Public Accounting Firm and Pre-Approval of Audit and Non-Audit Services

All of the Ernst & Young LLP services and fees for 2005 and 2004 shown above were pre-approved by the Audit Committee. The Audit Committee pre-approves all audit and other permitted non-audit services provided by our independent auditors. Pre-approval is generally provided for up to one year, is detailed as to the particular category of services and is subject to guidelines. Our independent auditors and senior management periodically report to the Audit Committee the extent of services provided by the independent auditors in accordance with the pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

We have adopted written procedures establishing a process by which our stockholders can communicate with the Board of Directors regarding various topics related to Point. A stockholder desiring to communicate with the Board should send his or her written message to the Board of Directors care of the Corporate Secretary, Point Therapeutics, Inc., 155 Federal Street, Boston, Massachusetts 02110. Each submission will be forwarded, without editing or alteration, by the Corporate Secretary to the Board on or prior to the next scheduled meeting of the Board. The Board will determine the method by which such submission will be reviewed and considered. The Board may also request the submitting shareholder to furnish additional information it may reasonably require or deem necessary to sufficiently review and consider the submission of such stockholder.

STOCKHOLDERS PROPOSALS

Any proposal that a stockholder of Point wishes to be considered for inclusion in our proxy statement and proxy for the 2007 Annual Meeting of Stockholders (the “2007 Annual Meeting”) must be submitted to our Corporate Secretary at our corporate offices, no later than Friday, March 30, 2007.

If one of our stockholders wishes to present a proposal before the 2007 Annual Meeting, but does not wish to have the proposal considered for inclusion in our proxy statement and proxy, such stockholder must also give written notice to our Corporate Secretary at our then corporate offices. The Corporate Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2007 Annual Meeting; provided that, in the event that less than 70 days’ notice or prior public disclosure of the date of the 2007 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2007 Annual Meeting, the proxies designated by the Board will have discretionary authority to vote on any such proposal.

You also may propose candidates for consideration by the Nominating and Corporate Governance Committee for nomination as directors by writing to us. In order to nominate a director for election at next year’s annual meeting of stockholders, you must comply with the Director recommendation procedures described on page 12.

SEC FILINGS

We file annual, quarterly and current reports, as well as other information with the SEC. You can obtain any of them from the SEC at its Internet Web site at www.sec.gov or at its Public Reference Room at 100 F Street, N.E., Washington, DC 20549. The documents are also available from us without charge by requesting them in writing or by telephone from Point Therapeutics, Inc., 155 Federal Street, Boston MA 02110, Attention: Investor Relations, telephone (617) 933-2130.

ADDITIONAL INFORMATION

The Board knows of no other business, which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Compensation Committee,” “Report of the Audit Committee” and “Stock Performance Graph” will not be deemed incorporated, unless otherwise specifically provided in such filing.

THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

By Order of the Board of Directors,

Michael P. Duffy,
Senior Vice President, General Counsel and Secretary
May 15, 2006

APPENDIX A

ANNUAL MEETING OF STOCKHOLDERS OF
POINT THERAPEUTICS, INC.
June 20, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.                 To elect the following nominees for Director to serve for the ensuing year:

NOMINEES:
☐	FOR ALL NOMINEES	☐	Donald R. Kiepert, Jr.
		☐	Timothy J. Barberich
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ ☐ ☐	Richard J. Benjamin Thomas M. Claflin II Larry G. Pickering
☐	FOR ALL EXCEPT	☐	Daniel T. Roble
	(See instructions below)	☐	William J. Whelan, Jr.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

POINT THERAPEUTICS, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
to be held June 20, 2006

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY
AND SHOULD BE RETURNED AS SOON AS POSSIBLE

The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors’ proxy statement therefor, and revoking all prior proxies, hereby appoints Richard N. Small and Michael P. Duffy, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of Point Therapeutics, Inc. (the “Company”) to be held on June 20, 2006, at 10:30 a.m., at the offices of Ropes & Gray LLP, One International Place, 36th Floor, Boston, Massachusetts 02110, and any adjournments thereof, and there to vote and act upon the following matter proposed by us in respect of all of our shares of stock which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
POINT THERAPEUTICS, INC.
June 20, 2006

PROXY VOTING INSTRUCTIONS

MAIL—Date, sign and mail your proxy card in the envelope provided as soon as possible.
-OR-	COMPANY NUMBER
TELEPHONE—Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.	ACCOUNT NUMBER
-OR-
INTERNET—Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the following nominees for Director to serve for the ensuing year:
NOMINEES:
	☐	FOR ALL NOMINEES	☐	Donald R. Kiepert, Jr.
			☐	Timothy J. Barberich
	☐	WITHHOLD	☐	Richard J. Benjamin
		AUTHORITY FOR ALL	☐	Thomas M. Claflin II
		NOMINEES	☐	Larry G. Pickering
	☐	FOR ALL EXCEPT	☐	Daniel T. Roble
		(See instructions below)	☐	William J. Whelan, Jr.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ☒

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. If no direction is given with respect to any election to office or proposal, this proxy will be voted as recommended by the Board of Directors. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.